Exhibit 10.24

Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Regulation S-K, Item 601(b) because the registrant has determined that the omitted information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

ELEVENTH AMENDMENT TO MASTER LEASE AND GUARANTY OF MASTER LEASE

This ELEVENTH AMENDMENT TO MASTER LEASE (the “Eleventh Amendment”) is dated as of December 29, 2023 by and among (a) ALL ENTITIES LISTED ON Schedule 1 ATTACHED HERETO AS A LANDLORD (individually and collectively “Landlord”): (b) ALL ENTITIES LISTED ON SCHEDULE 1 ATTACHED HERETO AS A TENANT (individually and collectively, “Tenant”) and (c) ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company (f/k/a EGI-AM Holdings, L.L.C.), ARDENT LEGACY HOLDINGS, LLC, a Delaware limited liability company, and AHP HEALTH PARTNERS, INC., a Delaware corporation (individually and collectively, “Guarantor”)

RECITALS:

A. Landlord and Tenant are parties to that certain Master Lease, dated as of August 4, 2015 (as amended, modified or restated from time to time the “Lease”), as amended by that certain First Amendment to Master Lease, dated as of March 6, 2017, that certain Second Amendment to Master Lease and Guaranty of Master Lease, dated as of March 13, 2017, that certain Third Amendment to Master Lease, dated as of February 26, 2018, that certain Fourth Amendment to Master Lease and Guaranty of Master Lease, dated as of June 28, 2018, that certain Fifth Amendment to Master Lease and Guaranty of Master Lease, dated as of November 30, 2018, that certain Sixth Amendment to Master Lease and Guaranty of Master Lease, dated as of February 26, 2021, that certain Seventh Amendment to Master Lease, dated as of March 1, 2021, that certain Eighth Amendment to Master Lease, dated as of July 13, 2021, that certain Ninth Amendment to Master Lease, dated as of February 9, 2022, and that certain Tenth Amendment to Master Lease, dated as of April 27, 2022, pursuant to which, among other things, Tenant leases from Landlord certain real property located in New Mexico, Oklahoma and Texas, as more fully described in the Lease. Initially capitalized terms used but not otherwise defined in this Eleventh Amendment shall have the meanings given to them in the Lease.

B. Pursuant to that certain Guaranty of Master Lease, dated as of August 4, 2015 (as amended, the “Guaranty”). Guarantor, among other things, guaranteed to Landlord the performance by Tenant of its obligations under the Master Lease.

C. Tenant and/or Guarantor has or will receive certain insurance proceeds (which proceeds may result from claims under business interruption insurance and/or claims under other forms of insurance where a claim may be made) in connection with a material information technology cyber event (the “Cyber Insurance Proceeds”).

D. In accordance with the terms and conditions set forth in this Eleventh Amendment, Landlord is willing to include the Cyber Insurance Proceeds for purposes of calculating Consolidated EBITDAR for the fourth calendar quarter of 2023.

E. In connection therewith, each of the entities comprising Guarantor has agreed to reaffirm to Landlord its respective obligations under the Guaranty notwithstanding the modification of the Master Lease and Guaranty set forth in this Eleventh Amendment.

A G R E E M E N T

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Modification to Master Lease and Guaranty.

Solely for purposes of determining Consolidated EBITDAR for the purposes of determining the (i) Portfolio Coverage Ratio with respect to the fourth calendar quarter of 2023, the Cyber Insurance Proceeds in the amount of [***] shall be included (without double counting) regardless of whether any such proceeds will be received by Tenant and/or Guarantor during any calendar quarter and (ii) Consolidated Guarantor Fixed Charge Coverage Ratio and Consolidated Guarantor Leverage Ratio with respect to the fourth calendar quarter of 2023, the Cyber Insurance Proceeds in the amount of [***] shall be included (without double counting) regardless of whether any such proceeds will be received by Tenant and/or Guarantor during any calendar quarter. Landlord, Tenant and Guarantor acknowledge and agree that the Cyber Insurance Proceeds shall not be included when calculating Consolidated EBITDAR in any calendar quarter regardless of when such insurance proceeds are actually received by Tenant and/or Guarantor. Guarantor and Tenant agree to reasonably identify for Landlord in its financial reporting any such Cyber Insurance Proceeds that are actually received or recognized and provide reasonable backup and support for the same at the request of Landlord.

2.	Reaffirmation of Obligations; Tenant and Guarantor Representation.

(a) Notwithstanding the amendments to the Master Lease and Guaranty contained herein, Tenant and Landlord each hereby acknowledges and reaffirms its respective obligations under the Master Lease and all other documents executed by such party in connection therewith.

(b) Notwithstanding the amendments to the Master Lease and Guaranty contained herein, each of the parties comprising Guarantor hereby acknowledges and reaffirms its respective obligations under the Guaranty and all documents executed by such Guarantor in connection therewith, and further agrees that any reference made in the Guaranty to the Master Lease or any terms or conditions therein shall mean such Master Lease or such terms or conditions as modified by this Eleventh Amendment.

(c) Tenant and Guarantor each hereby represent and warrant that no corresponding waivers or consents are required from any of Tenant’s or Guarantor’s material creditors.

(d) Tenant and Guarantor each hereby represent and warrant that the amounts of the Cyber Insurance Proceeds set forth in Section 1 above are based on good faith estimates and calculated per methodologies using reasonable standards and practices.

3.	Miscellaneous Provisions

(a) Through the date of this Eleventh Amendment, and to Tenant and Guarantor’s knowledge, neither Tenant nor Guarantor has, nor claims, any offset, defense, claim, right of set-off or counterclaim against Landlord under, arising out of or in connection with this Eleventh Amendment, the Lease, the Guaranty or any document or agreement executed in connection therewith. In addition, Tenant and Guarantor covenant and agree with Landlord that if any offset, defense, claim, right of set-off or counterclaim exists of which Tenant or Guarantor has knowledge as of the date of this Eleventh Amendment, Tenant and Guarantor hereby irrevocably and expressly waive the right to assert such matter.

(b) This Eleventh Amendment shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. The parties acknowledge and agree that each party has had the benefit of competent, independent legal counsel and other advisors, and that each party has had an equal right to negotiate the terms and participate in the drafting of this Eleventh Amendment. Whenever the words “include,” “includes” or “including” are used in this Eleventh Amendment they shall be interpreted as if the phrase “without limitation” immediately followed.

(c) Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered, any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Eleventh Amendment.

(d) The Recitals to this Eleventh Amendment are incorporated hereby by reference.

(e) This Eleventh Amendment may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. The parties may execute and deliver this Eleventh Amendment electronically and by forwarding signed facsimile and/or e-mail .pdf copies of this Eleventh Amendment. Such facsimile signatures and/or e-mail .pdf signatures shall have the same binding effect as original signatures, and the parties hereby waive any defense to the validity of this Eleventh Amendment based on any such facsimile copies of signatures or email .pdf copies of signatures.

(f) Except as specifically amended pursuant to the terms of this Eleventh Amendment, the terms and conditions of the Lease shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms and conditions of this Eleventh Amendment and any terms and conditions of the Lease, the terms and conditions of this Eleventh Amendment shall govern and prevail.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Eleventh Amendment as of the date first above written.

“LANDLORD”:

VTR HILLCREST MC TULSA, LLC,
VTR HILLCREST HS TULSA, LLC,
VTR BAILEY MC, LLC,
VTR HEART HOSPITAL, LLC,
VTR LOVELACE WH, LLC,
VTR LOVELACE WESTSIDE, LLC,
VTR LOVELACE ROSWELL, LLC,
VTR LOVELACE MC & REHAB, LLC,
VTR HILLCREST CLAREMORE, LLC and VTR BAPTIST SA, LLC, each a Delaware limited liability company

By:	/s/ Peter Bulgarelli
Name: Peter Bulgarelli
Title: Authorized Signatory

Signature Page to Eleventh Amendment to Master Lease

TENANT”:

AHS HILLCREST MEDICAL CENTER, LLC,
AHS SOUTHCREST HOSPITAL, LLC,
AHS TULSA HOLDINGS, LLC,
AHS OKLAHOMA PHYSICIAN GROUP, LLC BAILEY MEDICAL CENTER, LLC and
AHS CLAREMORE REGIONAL HOSPITAL, LLC, each a Delaware limited liability company

By:	/s/ Alfred Lumsdaine
Name: Alfred Lumsdaine
Title: Executive Vice President

LOVELACE HEALTH SYSTEM, LLC, a New Mexico limited liability company f/k/a Lovelace Health system, Inc.

By:	/s/ Alfred Lumsdaine
Name: Alfred Lumsdaine
Title: Executive Vice President

SOUTHWEST MEDICAL ASSOCIATES, LLC, a New Mexico limited liability company

By:	/s/ Alfred Lumsdaine
Name: Alfred Lumsdaine
Title: Executive Vice President

BSA HOSPITAL, LLC, a Texas limited liability company

By:	/s/ Alfred Lumsdaine
Name: Alfred Lumsdaine
Title: Executive Vice President

Signature Page to Eleventh Amendment to Master Lease

“GUARANTOR”:

ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company

By:	/s/ Alfred Lumsdaine
Name: Alfred Lumsdaine
Title: Executive Vice President

ARDENT LEGACY HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Alfred Lumsdaine
Name: Alfred Lumsdaine
Title: Executive Vice President

AHP HEALTH PARTNERS, INC. a Delaware corporation

By:	/s/ Alfred Lumsdaine
Name: Alfred Lumsdaine
Title: Executive Vice President

Signature Page to Eleventh Amendment to Master Lease

SCHEDULE 1

LANDLORD AND TENANT ENTITIES

Landlord

1.	VTR Hillcrest MC Tulsa, LLC

2.	VTR Hillcrest HS Tulsa, LLC

3.	VTR Bailey MC, LLC

4.	VTR Heart Hospital, LLC

5.	VTR Lovelace WH, LLC

6.	VTR Lovelace Westside, LLC

7.	VTR Lovelace Roswell, LLC

8.	VTR Lovelace MC & Rehab, LLC

9.	VTR Hillcrest Claremore, LLC

10.	VTR Baptist SA, LLC

Tenant

1.	BSA Hospital, LLC

2.	AHS Hillcrest Medical Center, LLC

3.	AHS Tulsa Holdings, LLC

4.	AHS Oklahoma Physician Group, LLC

5.	AHS Southcrest Hospital, LLC

6.	Bailey Medical Center, LLC

7.	AHS Claremore Regional Hospital, LLC

8.	Lovelace Health System, LLC (f/k/a Lovelace Health System, Inc.)

9.	Southwest Medical Associates, LLC